UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

MARCH 31, 2013

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 87.8%
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.1%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	130,000		$144,300
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	60,000		61,800
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	210,000		218,400
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	600,000		616,500	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	160,000		160,800	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	EUR	135,876	(a)

Total Auto Components					1,337,676

Automobiles - 0.1%
Escrow GCB General Motors	7.200%	1/15/49	1,340,000		0	*(c)(d)(e)
Escrow GCB General Motors	8.375%	7/15/49	790,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000		161,350	(a)

Total Automobiles					161,350

Diversified Consumer Services - 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		256,738	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	280,000		278,600	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		234,150
ServiceMaster Co., Senior Notes	8.000%	2/15/20	320,000		344,800
Sotheby’s, Senior Notes	5.250%	10/1/22	150,000		152,250	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000		160,875

Total Diversified Consumer Services					1,427,413

Hotels, Restaurants & Leisure - 5.7%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	300,000		321,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	336,922		319,768	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	10,000		10,656
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	374,000		342,210
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	410,000		438,187
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	190,000		188,219
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	330,000		373,313
CCM Merger Inc., Senior Notes	9.125%	5/1/19	380,000		391,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000		412,550	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000		340,200	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	280,000		294,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	180,000		194,850	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	304,674		335,141	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	270,000		273,375	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	680,000		673,200	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	80,000		81,900	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	709,000		804,715
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	90,000		98,775	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000		522,000

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	390,000	$390,000	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	53,625

Total Hotels, Restaurants & Leisure				6,860,534

Household Durables - 0.7%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	250,000	248,741
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	130,000	132,600	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	120,000	124,200	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	284,700	(a)

Total Household Durables				790,241

Media - 5.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	132,300
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	864,325
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	140,000	155,925
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	260,000	197,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000	222,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	104,750	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	190,000	199,263
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	80,000	83,100
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	550,000	619,437
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	42,650
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	178,600
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	150,000	163,500	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	471,350
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	120,000	111,600	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	560,000	589,400	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000	152,250	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	570,000	599,925	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	280,800	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	210,000	209,475	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	96,750	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	320,000	353,600	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	200,000	217,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	549,412	(a)

Total Media				6,595,612

Multiline Retail - 0.2%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	31,000	31,310
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	210,000	211,313

Total Multiline Retail				242,623

Specialty Retail - 1.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,300
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	200,000	208,507	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	650,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	170,000	160,862
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000	62,400	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	$307,300	(a)

Total Specialty Retail				1,409,369

Textiles, Apparel & Luxury Goods - 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	219,713	(a)

TOTAL CONSUMER DISCRETIONARY				19,044,531

CONSUMER STAPLES - 2.7%
Beverages - 0.3%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	340,000	340,850	(a)

Food Products - 1.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	480,000	504,600	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	162,000	175,365	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	40,000	43,950
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	720,000	719,100	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	150,000	158,625	(a)

Total Food Products				1,601,640

Household Products - 0.6%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	80,000	84,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	80,000	86,100	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	150,000	163,125	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	310,000	313,875	(a)

Total Household Products				647,900

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	572,000	607,035

TOTAL CONSUMER STAPLES				3,197,425

ENERGY - 18.3%
Energy Equipment & Services - 3.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	240,350
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000	20,700
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	320,000	334,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	111,750	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	150,000	162,375	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	795,000	866,550	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	390,000	408,525
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	344,000
Oil States International Inc., Senior Notes	5.125%	1/15/23	210,000	210,525	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	370,000	405,150
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	220,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	390,000	438,263

Total Energy Equipment & Services				3,762,588

Oil, Gas & Consumable Fuels - 15.2%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	220,000	217,525
Arch Coal Inc., Senior Notes	8.750%	8/1/16	190,000	198,550
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	353,925
Arch Coal Inc., Senior Notes	9.875%	6/15/19	150,000	154,500	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	125,700	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	250,000	250,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	360,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	67,500

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	140,000	$158,550	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	180,000	193,050
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	60,000	68,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000	21,900
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	220,000	235,125
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	440,000	447,150
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	390,000	420,225
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	360,000	372,600	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	358,700
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	308,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	475,150
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	500,625
Continental Resources Inc., Senior Notes	5.000%	9/15/22	550,000	587,125
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	516,131	477,421	(a)(b)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	420,000	456,750
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	110,000	117,150	(a)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	240,000	246,600	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	529,875
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	150,475
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	215,000	247,432	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	260,000	273,650	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	210,000	199,762
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	390,000	432,900	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	230,000	248,975	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	142,675	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	363,200
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	274,300	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	230,000	242,650	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	373,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	254,000	275,590
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	215,600
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	374,500	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	90,000	94,050	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	353,250
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	140,000	110,250	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	800,000	636,000	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000	286,200	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	200,000	214,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	494,500
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	110,000	121,000
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	250,000	285,000
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	200,000	222,000
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	152,950	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	100,000	104,250
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	110,000	108,763
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	735,000	753,375
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	194,750
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	70,000	75,425

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000		$32,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	110,000		118,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	790,000		843,325	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	340,000		355,300
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	20,000		20,850
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000		234,300	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		131,300	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	310,000		340,225
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	530,000		381,600	(a)

Total Oil, Gas & Consumable Fuels					18,180,418

TOTAL ENERGY					21,943,006

FINANCIALS - 6.8%
Commercial Banks - 2.8%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000		605,180	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		197,750
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000		205,216
CIT Group Inc., Senior Notes	5.500%	2/15/19	280,000		308,700	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000		319,725
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		329,625	(a)(f)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	350,000		374,511	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	155,000		208,603	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000		315,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000		103,037
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	100,000		112,762
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000		280,782	(f)(h)

Total Commercial Banks					3,360,891

Consumer Finance - 0.3%
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	EUR	377,671

Diversified Financial Services - 3.2%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	249,000		269,543
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	650,000		741,813
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000		1,461,075
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	30,000		29,981
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	110,000		109,931
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	200,000		222,000	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000		371,450
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(f)

Total Diversified Financial Services					3,747,043

Insurance - 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		194,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	140,000		135,800	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000		245,700	(a)

Total Insurance					576,250

TOTAL FINANCIALS					8,061,855

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 4.2%
Health Care Equipment & Supplies - 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	170,000	$181,687
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	260,000	259,350

Total Health Care Equipment & Supplies				441,037

Health Care Providers & Services - 3.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	208,000	255,840
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	140,000	145,250	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	940,000	954,100
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	230,000	253,575
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	80,000	83,800
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	294,300
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	269,100	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	220,000	243,375
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	316,575
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	160,000	169,000
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000	129,300	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	110,000	106,425	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	340,000	356,150
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	300,000	302,250	(a)
US Oncology Inc. Escrow	0.000%	8/15/17	170,000	4,250	*

Total Health Care Providers & Services				3,883,290

Health Care Technology - 0.3%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	340,000	363,163

Pharmaceuticals - 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	230,000	243,081	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	110,000	116,463	(a)

Total Pharmaceuticals				359,544

TOTAL HEALTH CARE				5,047,034

INDUSTRIALS - 15.5%
Aerospace & Defense - 1.7%
DigitalGlobe Inc., Senior Notes	5.250%	2/1/21	140,000	139,650	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	298,350
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000	180,200	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	460,000	508,300
Triumph Group Inc., Senior Notes	4.875%	4/1/21	170,000	172,125	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	778,850	(a)

Total Aerospace & Defense				2,077,475

Airlines - 1.7%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	170,285	189,442
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	222,604	233,735	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	200,000	202,500	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	65,892	69,022
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	118,180	131,180
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	198,075
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	210,000	222,075	(a)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	500,000	502,500
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	228,327	234,606

Total Airlines				1,983,135

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000	$234,025	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	80,000	85,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	180,000	197,100	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	30,000	32,700	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	120,000	131,700	(a)

Total Building Products				680,525

Commercial Services & Supplies - 3.2%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	596,400	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	510,000	511,275
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	100,000	102,375	(a)
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	130,000	133,412	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	261,625	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	590,000	626,875
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	136,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	550,000	592,625	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	90,000	96,975	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	718,000	805,955

Total Commercial Services & Supplies				3,864,017

Construction & Engineering - 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	361,375	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000	238,951	(d)(e)

Total Construction & Engineering				600,326

Electrical Equipment - 1.0%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	230,000	229,425	(a)
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	280,000	288,400	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	248,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	390,000	414,375	(a)

Total Electrical Equipment				1,180,600

Machinery - 1.2%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	610,000	637,450	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	333,750	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	170,000	181,900	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	230,000	245,525	(a)
Titan International Inc., Senior Secured Notes	7.875%	10/1/17	80,000	86,500	(a)

Total Machinery				1,485,125

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	266,823	250,147	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	287,000	290,588
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	620,000	619,612

Total Marine				1,160,347

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	683,910		$716,396	(b)
HDTFS Inc., Senior Notes	6.250%	10/15/22	90,000		98,100
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	688,000		743,040	(a)(e)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	310,000		342,550

Total Road & Rail					1,900,086

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	340,000		371,025	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	330,000		364,650	(a)
Rexel SA, Senior Notes	5.250%	6/15/20	210,000		213,675	(a)

Total Trading Companies & Distributors					949,350

Transportation - 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000		813,450	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000		308,125	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	260,000		260,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	640,000		683,200	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	60,000		64,050	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		299,787	(a)

Total Transportation					2,428,612

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		193,950	(a)

TOTAL INDUSTRIALS					18,503,548

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000		273,650	(a)

Electronic Equipment, Instruments & Components - 0.5%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	340,000		347,650	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	152,000		174,040	(a)

Total Electronic Equipment, Instruments & Components					521,690

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	250,000		281,250

IT Services - 0.5%
First Data Corp., Senior Notes	12.625%	1/15/21	230,000		250,413
First Data Corp., Senior Secured Notes	6.750%	11/1/20	360,000		377,100	(a)

Total IT Services					627,513

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000		73,000	(a)

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	230,000		238,625	(a)

TOTAL INFORMATION TECHNOLOGY					2,015,728

MATERIALS - 10.3%
Chemicals - 1.7%
Ashland Inc., Senior Notes	4.750%	8/15/22	300,000		306,000	(a)
Axiall Corp., Senior Notes	4.875%	5/15/23	210,000		214,463	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	140,000		142,975	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	192,000	EUR	248,576	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - continued
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	$225,965	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	110,000	EUR	159,362	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	144,875	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	235,000		276,712
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000		123,600	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	EUR	177,665	(a)

Total Chemicals					2,020,193

Containers & Packaging - 2.9%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	EUR	278,162	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	660,000		730,950	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	370,000	EUR	476,656	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	600,000	EUR	794,106	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	10,000		9,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	370,000		393,125
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000		830,700	(a)

Total Containers & Packaging					3,513,249

Metals & Mining - 4.5%
ArcelorMittal, Senior Notes	5.000%	2/25/17	110,000		115,217
ArcelorMittal, Senior Notes	6.000%	3/1/21	310,000		326,435
ArcelorMittal, Senior Notes	6.750%	2/25/22	190,000		207,995
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	410,000		435,112	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	30,000		31,012	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	150,000		154,875	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	60,000		63,300	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	300,000		325,125	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	390,000		397,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	770,000		492,800	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	220,000		202,950	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	330,000		326,700
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	200,000		201,000	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	200,000		224,500	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	480,000		526,200	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000		306,750	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	170,000		184,450	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		148,050	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	340,000		334,050
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000		337,125

Total Metals & Mining					5,341,446

Paper & Forest Products - 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000		791,190
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	110,000		117,013	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	150,000		147,750	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	310,000		336,350
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	125,000		102,500

Total Paper & Forest Products					1,494,803

TOTAL MATERIALS					12,369,691

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 4.5%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	$67,550
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	578,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	930,000	1,025,325
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	20,000	22,350
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	175,000	186,594
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	20,000	20,700	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	198,000	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	430,000	481,063
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	170,000	178,075
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	166,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,510,228	1,576,300	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	710,000	756,150
Windstream Corp., Senior Notes	6.375%	8/1/23	90,000	89,775	(a)

Total Diversified Telecommunication Services				5,346,882

Wireless Telecommunication Services - 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	300,000	329,250
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	330,000	339,075
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,120,000	1,341,200
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	710,000	879,512	(a)
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	330,000	340,725

Total Wireless Telecommunication Services				3,229,762

TOTAL TELECOMMUNICATION SERVICES				8,576,644

UTILITIES - 5.2%
Electric Utilities - 2.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	586,975
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	150,000	149,299	(a)(f)(h)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	420,086	463,145
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	980,000	1,070,650
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386	365,918	(g)

Total Electric Utilities				2,635,987

Gas Utilities - 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	184,413
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	477,400

Total Gas Utilities				661,813

Independent Power Producers & Energy Traders - 2.5%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	325,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	513,000	571,995	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	3,500	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	70,000	80,850	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	480,000	512,400	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	570,000	619,875	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	322,102

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - continued
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	495,000	$528,464

Total Independent Power Producers & Energy Traders				2,964,686

TOTAL UTILITIES				6,262,486

TOTAL CORPORATE BONDS & NOTES (Cost - $98,979,220)				105,021,948

COLLATERALIZED SENIOR LOANS - 3.3%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.9%
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	290,000	297,250	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	660,000	717,750	(i)

Total Hotels, Restaurants & Leisure				1,015,000

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000	136,290	(i)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	565,534	0	(c)(d)(e)(g)(j)

TOTAL CONSUMER DISCRETIONARY				1,151,290

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	120,000	124,500	(i)
H.J. Heinz Co., Bridge Loan	—	11/13/13	530,000	530,000	(d)(e)(k)

TOTAL CONSUMER STAPLES				654,500

ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	290,000	276,346	(i)

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	230,000	237,516	(i)

TOTAL ENERGY				513,862

HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Immucor Inc.,Term Loan B1	5.750%	8/17/18	176,337	177,770	(i)

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	520,000	534,950	(i)

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	290,000	297,250	(i)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	230,000	240,925	(i)

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	414,302	427,766	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,348,461)				3,998,313

CONVERTIBLE BONDS & NOTES - 0.1%
FINANCIALS - 0.1%
Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc., Senior Notes (Cost - $100,000)	4.550%	3/1/18	100,000	110,375

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $598,210)	6.500%	6/9/22	7,170,000	MXN	$649,106

			SHARES
COMMON STOCKS - 3.3%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038		44,076	*(d)(e)

ENERGY - 1.1%
Energy Equipment & Services - 1.1%
KCAD Holdings I Ltd.			108,106,087		1,324,624	*(d)(e)

FINANCIALS - 1.3%
Diversified Financial Services - 0.3%
Citigroup Inc.			6,981		308,839

Real Estate Management & Development - 1.0%
Realogy Holdings Corp.			25,904		1,262,561	*(d)(e)

TOTAL FINANCIALS					1,571,400

INDUSTRIALS - 0.9%
Building Products - 0.1%
Nortek Inc.			627		44,743	*

Marine - 0.8%
DeepOcean Group Holding AS			33,669		667,610	*(d)(e)
Horizon Lines Inc., Class A Shares			223,758		313,261	*

Total Marine					980,871

TOTAL INDUSTRIALS					1,025,614

TOTAL COMMON STOCKS (Cost - $3,560,374)					3,965,714

CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $60,000)	6.000%		2,400		50,280

PREFERRED STOCKS - 2.4%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Sanchez Energy Corp., Series B	6.500%		5,700		301,129	(a)

FINANCIALS - 2.0%
Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		58,600		1,593,920	(f)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		25,825		738,337	(f)

Thrifts & Mortgage Finance - 0.1%
Federal National Mortgage Association (FNMA)	8.250%		16,625		54,031	*(e)(f)

TOTAL FINANCIALS					2,386,288

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		1,323		146,191	(a)(d)(e)(f)

TOTAL PREFERRED STOCKS (Cost - $2,915,432)					2,833,608

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	EXPIRATION DATE	NOTIONAL AMOUNT†	VALUE
PURCHASED OPTIONS - 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $37,700)	5/15/13	2,600,000	$9,698

		WARRANTS
WARRANTS — 0.2%
Jack Cooper Holdings Corp.	12/15/17	668	81,162	*
Jack Cooper Holdings Corp.	5/6/18	297	36,085	*
SemGroup Corp.	11/30/14	4,044	111,170	*(e)

TOTAL WARRANTS (Cost - $16,238)			228,417

TOTAL INVESTMENTS - 97.6% (Cost - $110,615,635#)			116,867,459
Other Assets in Excess of Liabilities - 2.4%			2,826,032

TOTAL NET ASSETS - 100.0%			$119,693,491

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of March 31, 2013.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	The maturity principal is currently in default as of March 31, 2013.

(k)	All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT1†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	2,600,000	$32,533
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	2,600,000	3,440

TOTAL WRITTEN OPTIONS (Premiums received - $34,580)				$35,973

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$103,985,808	$1,036,140		$105,021,948
Collateralized senior loans	—	3,998,313	0	*	3,998,313
Convertible bonds & notes	—	110,375	—		110,375
Sovereign bonds	—	649,106	—		649,106
Common stocks	$666,843	1,262,561	2,036,310		3,965,714
Convertible preferred stocks	50,280	—	—		50,280
Preferred stocks	2,687,417	146,191	—		2,833,608
Purchased options	—	9,698	—		9,698
Warrants	—	228,417	—		228,417

Total investments	$3,404,540	$110,390,469	$3,072,450		$116,867,459

Other financial instruments:
Forward foreign currency contracts	—	128,889	—		128,889

Total	$3,404,540	$110,519,358	$3,072,450		$116,996,348

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$35,973	—	$35,973
Forward foreign currency contracts	—	519	—	519
Credit default swaps on credit indices - buy protection‡	—	476,281	—	476,281

Total	—	$512,773	—	$512,773

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

Notes to Schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS		COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$933,049	$0	*	$3,074,397	$4,007,446
Accrued premiums/discounts	4,551	—		—	4,551
Realized gain (loss)	—	—		—	—
Change in unrealized appreciation (depreciation)(1)	102,040	—		224,474	326,514
Purchases	—	—		—	—
Sales	—	—		—	—
Transfers into Level 3	—	—		—	—
Transfers out of Level 3(2)	(3,500)	—		(1,262,561)	(1,266,061)

Balance as of March 31, 2013	$1,036,140	$0	*	$2,036,310	$3,072,450

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013(1)	$104,608	—		$14,780	$119,388

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/13 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$1,325	Market approach	EBITDA multiple	6.20x	Increase

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

Notes to Schedule of investments (unaudited) (continued)

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Notes to Schedule of investments (unaudited) (continued)

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of investments (unaudited) (continued)

(k) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Portfolio held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $512,773. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

As of March 31, 2013, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $570,000, which would be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,138,542
Gross unrealized depreciation	(2,886,718)

Net unrealized appreciation	$6,251,824

At March 31, 2013, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Royal Bank of Scotland PLC	18,000	$23,080	5/16/13	$(519)

Contracts to Sell:
Euro	Royal Bank of Scotland PLC	400,000	512,891	5/16/13	24,049
Euro	Royal Bank of Scotland PLC	1,520,000	1,948,984	5/16/13	104,840

					128,889

Net unrealized gain on open forward foreign currency contracts					$128,370

Notes to Schedule of investments (unaudited) (continued)

During the period ended March 31, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$14,400,000	$76,600
Options written	5,200,000	34,580
Options closed	—	—
Options exercised	(2,800,00)	(14,560)
Options expired	(11,600,000)	(62,040)

Written options, outstanding as of March 31, 2013	$5,200,000	$34,580

At March 31, 2013, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$480,000	12/20/16	5.000 quarterly	%	$(27,538)	$11,056	$(38,594)
BNP Paribas (Markit CDX.NA.HY.17 Index)	816,000	12/20/16	5.000 quarterly	%	(46,815)	18,012	(64,827)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,138,500	6/20/17	5.000 quarterly	%	(58,323)	43,513	(101,836)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,554,300	6/20/17	5.000 quarterly	%	(79,623)	17,997	(97,620)
BNP Paribas (Markit CDX.NA.HY.19 Index)	1,150,000	12/20/17	5.000 quarterly	%	(47,106)	(24,590)	(22,516)
BNP Paribas (Markit CDX.NA.HY.19 Index)	1,150,000	12/20/17	5.000 quarterly	%	(47,106)	(23,363)	(23,743)
BNP Paribas (Markit CDX.NA.HY.19 Index)	2,800,000	12/20/17	5.000 quarterly	%	(114,694)	(82,877)	(31,817)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	960,000	12/20/16	5.000 quarterly	%	(55,076)	23,034	(78,110)

Total	$10,048,800				$(476,281)	$(17,218)	$(459,063)

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2013.

			Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$128,889	$(519)	—	$128,370
Credit Risk	$9,698	$(35,973)	—	—	$(476,281)	(502,556)

Total	$9,698	$(35,973)	$128,889	$(519)	$(476,281)	$(374,186)

Notes to Schedule of investments (unaudited) (continued)

During the period ended March 31, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$51,764
Written options	52,170
Forward foreign currency contracts (to buy)	15,954
Forward foreign currency contracts (to sell)	2,280,329

Average Notional Balance
Credit default swap contracts (to buy protection)	$7,498,800

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 24, 2013